BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-1

New Issue Computational Materials

$335,148,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2002-1

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

All Statistical Information based upon Information as of February 1, 2002

March 14, 2002

BEAR
STEARNS

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Certificate Information to 10% Optional Clean-Up Call

                Certificate       Ratings        CE         Pass-Thru   Window    WAL           Certificate
Class    Group    Size (1)       Moody's/S&P  Levels (1)       Rate       (mos)  (yrs)             Type
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  1-A1    1     $115,392,000      Aaa/AAA     14.00% (2)    LIBOR (3)    1-27    1.000   Group 1-Senior Sequential
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  1-A2    1      $36,608,000      Aaa/AAA     14.00% (2)    FIXED (4)    27-52   3.000   Group 1-Senior Sequential
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  1-A3    1      $11,453,000      Aaa/AAA     14.00% (2)    FIXED (4)    52-71   5.000   Group 1-Senior Sequential
------- --------------------- --------------------------- ----------------------------- --------------------------
  1-A4    1      $11,069,000      Aaa/AAA     14.00% (2)    FIXED (4)    71-90   7.179   Group 1-Senior Sequential
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  1-A5    1      $22,964,000      Aaa/AAA     14.00% (2)    FIXED (4)    41-90   6.276    Group 1-Senior NAS
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  2-A     2      $90,742,000      Aaa/AAA     14.00% (2)  LIBOR (5)(8)   1-90    2.585      Group 2 Senior
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  A-IO   All    Notional (6)      Aaa/AAA     14.00% (2)    8.00% (6)     N/A   1.232*      NAS IO (30-mos)
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  M-1    All     $16,759,000      Aa2/AA       9.00% (2)  LIBOR (7)(8)   39-90   5.033    Crossed Subordinate
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
  M-2    All     $16,759,000       A2/A        4.00% (2)  LIBOR (7)(8)   38-90   5.000    Crossed Subordinate
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
   B     All     $11,731,925     Baa2/BBB      0.00% (2)  LIBOR (7)(8)   37-90   4.899    Crossed Subordinate
------- ------- -------------- -------------- ------------ ------------ -------- ------ --------------------------
NOTES:	- Prepayment Pricing Speed Assumption is 25% CPR - Certificates are subject to a variance of +/- 10%	- Certificates will be priced to a 10% clean-up call -*Class A-IO duration provided under column WAL

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.
(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in May 2002, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.25% of the Cut-Off Date unpaid principal balance of the mortgage loans.
(3)	The Pass-Through Rate for the Class 1-A1 Certificates will be a floating rate based on One-Month LIBOR plus [TBD] subject to the lesser of a) 11% or b) the Group 1 Net Rate Cap (equal to the weighted average Net Mortgage Rate of the Group 1 mortgage loans less interest on the Component 1-AIO expressed as a per-annum rate on the principal balance of the Group 1 loans).
(4)	The Pass-Through Rate for the Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates will be equal to the fixed rate as stated above subject to the Group 1 Net Rate Cap. The Pass-Through Rate for the Class 1-A4 and Class 1-A5 Certificates are subject to an increase of 0.50% on the first distribution date after the first possible optional termination date.
(5)	The Pass-Through Rate for the Class 2-A Certificates will be a floating rate based on One-Month LIBOR plus [TBD] subject to the lesser of a) 11% or b) the Group 2 Net Rate Cap (equal to the weighted average Net Mortgage Rate of the Group 2 Mortgage Loans less interest on the Component 2-AIO expressed as a per-annum rate on the principal balance of the Group 2 loans). On the first distribution date after the first possible optional termination date, the margin will increase by 2 times.
(6)	The Class A-IO Certificates will consist of two components, Component 1-AIO and Component 2-AIO, and will not have a certificate principal balance and will not be entitled to distributions of principal. The Components of the Class A-IO are not separately transferable and will accrue interest as follows:
- Component 1-AIO will accrue interest on their notional amount initially equal to the lesser of $22,964,000 and the unpaid principal balance of the Group 1 mortgage loans. The Component 1-AIO pass-through rate will be a fixed rate of 8.00% subject to a cap equal to the weighted average Net Rate of the Group 1 loans.
- Component 2-AIO will accrue interest on their notional amount initially equal to the lesser of $10,551,000 and the unpaid principal balance of the Group 2 mortgage loans. The Component 2-AIO pass-through rate will be a fixed rate of 8.00% subject to a cap equal to the weighted average Net Rate of the Group 2 loans.
(7)	The Pass-Through Rate for the Class M-1, Class M-2 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus [TBD], respectively, subject to the lesser of a) 11%, b) the Group 1 Net Rate Cap or c) the Group 2 Net Rate Cap. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.
(8)	If on a distribution date the amount of interest payable to the Class 2-A, Class M-1, Class M-2 and Class B Certificates are limited by the Group 1 or Group 2 Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the related Yield Maintenance Agreement. The Yield Maintenance Account, Cap Rates, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE COLLATERAL

-	Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table on the following page.
-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 63%) and Wells Fargo Home Mortgage, Inc. (approximately 37%).
-	The mortgage pool includes approximately 3% of loans that are secured by second or more junior liens.
-	As of the Cut-Off Date, no more than approximately 4% of the mortgage loans will be 31-60 days delinquent.
-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 27% of the mortgage loans were acquired in a bankruptcy auction of the assets of United Companies.
-	Certain of the mortgage loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Home Ownership and Equity Protection Act of 1994 . Approximately 4% of the mortgage loans had proceeds which were used to finance credit life insurance.

                   Index/         Principal     % of    Gross     WAM     AGE     Oterm    Gross    Curr
   Loan Type        Term           Balance      Pool     WAC    (mos.)   (mos.)  (mos.)    Margin    LTV    FICO
 ------------   --------------   ------------- ------- -------- -------- ------- -------- --------- ------ --------
      ARM        One Year CMT      $50,234,879   15.0%    7.26%    316      40      356     2.12%     72%     643

      ARM        6 Month LIBOR     $51,841,558   15.5%   10.13%    285      59      343     5.37%     81%     587

      ARM            Other          $3,664,385    1.1%    7.33%    243     109      354     0.37%     59%     575
------------    ---------------  ------------- ------- -------- -------- ------- -------- --------- ------ --------
                 Total ARMs:      $105,746,822   31.6%    8.67%    298      52      350     3.65%     76%     613
------------    ---------------  ------------- ------- -------- -------- ------- -------- --------- ------ --------

Fixed/1st Lien  5-15 year Balloon   $4,472,359    1.3%   10.51%    159      29      196       --     114%     543

Fixed/1st Lien  5-15 year Full Am  $40,222,099   12.0%   10.64%    112      64      174       --      61%     623

Fixed/1st Lien 20-30 year Full Am  $174,712,824  52.1%    8.58%    317      30      347       --      81%     640

Fixed/ 2nd Lien 5-15 year Balloon   $6,717.358    2.0%   12.39%    179       5      184       --      96%     676

Fixed/ 2nd Lien 5-30 year Full Am   $3,282,656    1.0%   12.66%    242      14      249       --      91%     629
------------    ---------------  ------------- ------- -------- -------- ------- -------- --------- ------ --------
                   Total Fixed:   $229,634,225   68.4%    9.15%    273      35      309       --      79%     636
------------    ---------------  ------------- ------- -------- -------- ------- -------- --------- ------ --------
               Total Portfolio:   $335,148,118    100%    9.00%    281      40      322       --      78%     628
------------   ----------------  ------------- ------- -------- -------- ------- -------- --------- ------ --------

All collateral information provided herein has been calculated using information as of
February 1, 2002 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SUMMARY OF TERMS

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	EMC Mortgage Corp (61%) and Wells Fargo Home Mortgage, Inc. (39%)

Sole Manager:	Bear, Stearns & Co. Inc.

Yield Maintenance Provider:	Bear Stearns Financial Products Inc. ("BSFP"), a subsidiary of the Bear Stearns Companies and an affiliate of Bear, Stearns & Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:	Bank One, National Association

Rating Agencies:	Moody's Investors Service & Standard & Poor's Ratings Group

Cut-off Date:	March 1, 2002

Settlement Date:	On or about March 28, 2002

Distribution Date:	25th day of each month (or the next business day), commencing April 2002

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Certificates generally may be purchased by , on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:	None of the Certificates will be ‘mortgage related securities’ for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the servicer’s obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.015%).

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The ‘accrual period’ for all of the Certificates, other than the Class A-IO Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The ‘accrual period’ for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

The trustee will calculate interest on all of the Certificates, other than the Class A-IO Certificates, on an actual/360 basis and for the Class A-IO Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, 14.00% for the Class A Certificates, 9.00% for the Class M-1 Certificates, 4.00 % for the Class M-2 Certificates and 0.00% for the Class B Certificates.

• Overcollateralization ("OC")
Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% 1.25% 2.50% 0.50%

• Excess spread, which will initially be equal to approximately [453] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the May 2002 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Principal Distribution Amount:	With respect to any distribution date, the Principal Remittance Amount plus the Extra Principal Distribution Amount.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in April 2005 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 28.00%.

Trigger Event:	A ‘Trigger Event,’ with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	To the holders of the Class A-IO Certificates, the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;

2)	(a) from the remaining Interest Distribution Amount in respect of the Group 1 loans, to the holders of the Class 1-A Certificates, the related Interest Distribution Amount for such classes, pro-rata, for such distribution date and (b) from the remaining Interest Distribution Amount in respect of the Group 2 loans, to the holders of the Class 2-A Certificates, the related Interest Distribution Amount for such distribution date;

3)	(a) from the remaining Interest Distribution Amount in respect of the Group 1 loans, to the holders of the Class 2-A Certificates, the related Unpaid Interest Shortfall for each such class for such distribution date and (b) from the remaining Interest Distribution Amount in respect of the Group 2 loans, to the holders of the Class 1-A Certificates, the related Unpaid Interest Shortfall for each such class for such distribution date;

4)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect

1)	To the holders of the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 (sequentially beginning with the Class 1-A1), Class 1-A5 (pro-rata in accordance with the Class 1-A5 Distribution Amount as described below) and Class 2-A Certificates, the Principal Distribution Amount from the Group 1 and Group 2 mortgage loans, respectively, until the Certificate Principal Balance thereof are reduced to zero;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Principal Distribution Amount for each such Class, until the Certificate Principal Balance thereof has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect

1)	To the holders of the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 (sequentially beginning with the Class 1-A1), Class 1-A5 (pro-rata in accordance with the Class 1-A5 Distribution Amount as described below) and Class 2-A Certificates, the Class A Principal Distribution Amount from the Group 1 and Group 2 mortgage loans, respectively, until the Certificate Principal Balance thereof are reduced to zero;

2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

4)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cash-flow:

1)	To the holders of the Class A Certificates, in an amount equal to any Allocated Realized Loss Amount for such certificates;

2)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

3)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

4)	To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and

5)	To the holders of the other Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Group 1 or Group 2 Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 69.50% of the aggregate Stated Principal Balance of the Group 1 or Group 2 mortgage loans, respectively, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the Group 1 or Group 2 mortgage loans, respectively, as of the last day of the related due period less the Overcollateralization Floor.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Class 1-A5 Principal Distribution Amount:	For any applicable distribution date, the Class 1-A5 Lockout Distribution Amount is equal to the product of (x) the Class 1-A5 Lockout Percentage and (y) the Class 1-A5 Pro-Rata Distribution Amount. In no event will the Class 1-A5 Lockout Distribution Amount exceed the Principal Distribution Amount for the Certificates.

For any applicable distribution date, the Class 1-A5 Lockout Percentages are as follows:

Distribution Date 4/02 through 3/05 4/05 through 3/07 4/07 through 3/08 4/08 through 3/09 4/09 and thereafter	Lockout %age 0% 45% 80% 100% 300%

For any applicable distribution date, the Class 1-A5 Pro-Rata Distribution Amount is equal to the product of (x) a fraction, the numerator of which is the Class 1-A5 Certificate Principal Balance and the denominator of which is the aggregate Class 1-A Certificate Principal Balance and (y) the Principal Distribution Amount.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 79.50% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) 89.50% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) 97.50% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Target Amount:	Equal to 1.25% of the Cut-Off Date unpaid principal balance. As of February 1, 2002 the OC Target Amount would have been approximately $4.19 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates, and fifth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts will be reinstated thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Allocated Realized Loss Amount:	With respect to any class of Class M or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Yield Maintenance Agreements:	On the Closing Date, the Trustee will enter into four Yield Maintenance Agreements with BSFP, one each with respect to the Class 2-A, Class M-1, Class M-2 and Class B Certificates. If on a distribution date the amount of interest payable on any such Certificate is limited by it’s Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the related Yield Maintenance Agreement.

With respect to any Distribution Date, each of the Yield Maintenance Agreements will provide for the payment to the trust of an amount equal to the result of multiplying (A) the actual number of days in the applicable interest accrual period divided by 360 by (B) the product of (a) the rate, expressed as a fraction, equal to the excess of (x) One-Month LIBOR, provided that One-Month LIBOR is no less than the applicable Cap Rate for such Yield Maintenance Agreement over (y) the applicable Strike Price for such Yield Maintenance Agreement and (b) an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loans or related Class Principal Balance for such Interest Accrual Period.

The expected "Cap Rates" for the Yield Maintenance Agreements are as follows:

Class A: 7.00% (months 1-16), 6.75% (months 17-30), 7.75% (months 31-122) Class M-1: 6.00% (months 1-30), 7.00% (months 31-122) Class M-2: 5.80% (months 1-26), 5.50% (months 27-30), 6.75% (months 31-122) Class B: 5.25% (months 1-21), 4.75% (months 20-30), 6.00% (months 31-122)

The "Strike Price" for all of the Yield Maintenance Agreements with respect to the Class A, Class M-1, Class M-2 and Class B Certificates is 11.00%. The Yield Maintenance Agreements were calculated assuming a prepayment rate on the related mortgage loans of approximately 18% CPR.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF FEBRUARY 1, 2002

--------------------------------------------------------------------------------
Loan Characteristic               Fixed Pool   Adjustable Pool       Total Pool
--------------------------------------------------------------------------------
 Expected Pool Balance          $229,407,296      $105,740,821     $335,148,118
 Average Balance                     $66,016          $101,576          $74,213
 % Conforming Balances                87.40%            78.51%           84.87%
--------------------------------------------------------------------------------
 WA Gross WAC                        9.1494%           8.6722%          8.9988%
 Range of Gross WAC         5.0000%-17.9900%  4.2500%-15.2500% 4.2500%-17.9900%
 WA Net WAC (%)                      8.7202%           8.2220%          8.5630%
 WAM (mos)                               273               298              281
 WA Age (mos)                             35                52               40
 WA Orig. Term (mos)                     309               350              322
--------------------------------------------------------------------------------
Fixed Rate Balloon                     4.88%               N/A            3.41%
Fixed Rate Fully Amortizing           95.12%               N/A           65.10%
Adjustable Rate                          N/A           100.00%           31.49%
--------------------------------------------------------------------------------
 First Lien / Second Lien    95.64% /  4.36%    99.88% / 0.12%   96.98% / 3.02%
--------------------------------------------------------------------------------
Current Balance
---------------
$0 - $49,999                          22.01%            10.54%           18.39%
$50,000 - $99,999                     21.10%            23.53%           21.87%
$100,000 - $149,999                   17.64%            18.10%           17.78%
$150,000 - $199,999                   12.28%            10.07%           11.58%
$200,000 - $249,999                    9.39%             8.86%            9.22%
$250,000 - $299,999                    6.79%             8.09%            7.20%
$300,000 - $349,999                    3.67%             4.52%            3.94%
$350,000 - $399,999                    3.10%             2.93%            3.04%
$400,000 - $449,999                    0.76%             2.01%            1.16%
$450,000 - $499,999                    0.62%             0.92%            0.72%
$500,000 - $549,999                    0.44%             1.47%            0.77%
$550,000 - $599,999                    0.99%             2.18%            1.37%
$600,000 - $649,999                    0.82%             1.80%            1.13%
$650,000 - $799,999                    0.39%             0.64%            0.20%
$800,000 or above                      0.39%             4.32%            1.63%
--------------------------------------------------------------------------------
Interest Rate
-------------
Up to 5.999%                           0.54%             1.51%            0.84%
6.000% - 6.999%                        9.51%            20.63%           13.02%
7.000% - 7.999%                       30.03%            23.83%           28.07%
8.000% - 8.999%                       18.54%             9.44%           15.68%
9.000% - 9.999%                       10.72%            12.50%           11.28%
10.000% - 10.999%                      6.73%            23.33%           11.96%
11.000% - 11.999%                     10.09%             5.67%            8.70%
12.000% - 12.999%                      7.39%             2.13%            5.73%
13.000% - 13.999%                      3.97%             0.80%            2.97%
14.000% - 14.999%                      1.91%             0.10%            1.34%
15.000% and above                      0.57%             0.05%            0.41%
-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF FEBRUARY 1, 2002

-------------------------------------------------------------------------------
Loan Characteristic               Fixed Pool     Adjustable Pool     Total Pool
--------------------------------------------------------------------------------
Age (Months)
------------
0 - 12                                31.24%            17.72%           26.97%
13 - 24                               31.44%            18.04%           27.21%
25 - 36                                5.76%             8.41%            6.59%
37 - 48                                3.53%             1.70%            2.95%
49 - 60                                0.83%             8.24%            3.17%
61 - 72                                1.10%            19.32%            6.85%
73 - 84                               21.05%            12.83%           18.45%
85 - 96                                1.48%             6.27%            3.00%
97 - 108                               1.15%             1.57%            1.11%
109 and above                          2.43%             5.90%            3.70%
--------------------------------------------------------------------------------
Original Term
-------------
5-15 Years                            22.99%             4.02%           16.97%
16-30 Years                           77.01%            95.98%           83.03%
--------------------------------------------------------------------------------
Credit Score
------------
Weighted Average                         636             613               628
Not Available                          8.29%            1.76%             6.23%
Up to 549                             20.36%           28.50%            22.93%
550 to 599                            13.82%           21.09%            16.12%
600 to 649                            14.45%           15.03%            14.63%
650 to 699                            17.02%           15.29%            16.47%
700 to 749                            14.40%            8.18%            12.43%
750 to 799                            11.20%            9.24%            10.58%
800 and above                          0.46%            0.91%             0.60%
-------------------------------------------------------------------------------
 Original LTV
 ------------
 Weighted Average                     82.17%            79.81%           80.44%
 % LTV's > 80%                        53.42%            45.08%           42.86%
 % of LTV's > 80% with MI             22.25%            14.29%           17.17%
Insurance
--------------------------------------------------------------------------------
Current LTV(1)
--------------
Weighted Average                      78.62%            75.96%           77.78%
Up to 10.00%                           0.11%             0.02%            0.08%
10.01 - 20.00%                         0.66%             0.54%            0.62%
20.01% - 30.00%                        1.30%             0.91%            1.17%
30.01% - 40.00%                        2.67%             1.39%            2.32%
40.01% - 50.00%                        3.44%             4.01%            3.58%
50.01% - 60.00%                        6.26%             6.47%            6.33%
60.01% - 70.00%                       12.92%            23.40%           16.23%
70.01% - 80.00%                       26.48%            27.11%           26.67%
80.01% - 90.00%                       22.55%            23.58%           22.87%
90.01% - 100.00%                      17.67%             8.96%           14.92%
100.01% - 125.00%                      4.75%             2.75%            4.12%
125.01% and above                      1.02%             0.77%            0.94%

--------------------------------------------------------------------------------

(1) Current LTV based on a recent broker's price opinion (where available) or the original appraisal value of the property.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF FEBRUARY 1, 2002.

-------------------------------------------------------------------------------
Loan Characteristic                                                 Total Pool
-------------------------------------------------------------------------------
Occupancy Status
----------------
 Owner Occupied                       87.98%            92.18%           89.21%
 Investor Property                     7.09%             6.10%            6.79%
 Second Home                           4.93%             1.73%            3.92%
 Not Available                                                            0.09%
--------------------------------------------------------------------------------
Loan Purpose
------------
 Purchase Money                       46.24%            37.66%           42.79%
 Cash-Out Refi                        37.07%            49.22%           41.10%
 Rate/Term Refi                       16.50%            37.55%           15.44%
 Not Available                         0.06%             0.00%            0.67%
-------------------------------------------------------------------------------
Insurance
---------
 Conventional w/MI                      22.82%          14.79%           20.29%
 Conventional w/o MI                    77.18%          85.21%           79.71%
-------------------------------------------------------------------------------
Geographic Concentration (> 5%)
-------------------------------
 California                             15.72%          32.87%           21.13%
 Florida                                 7.80%           0.00%            6.15%
 New York                                5.78%           0.00%            5.03%
--------------------------------------------------------------------------------
Property Type
-------------
 Single Family Detached                 73.80%          87.41%           77.96%
 Condominium                             6.24%           4.20%            5.51%
 2-4 Family                              9.81%           4.29%            8.12%
 Planned Unit Development                4.49%           2.23%            3.78%
 Mobile/Manufactured Home                2.61%           0.18%            1.83%
 Other                                   3.05%           1.69%            2.81%
-------------------------------------------------------------------------------
Loan Type
---------
 Fixed Rate Balloon                      4.88%           0.00%            3.41%
 Fixed Rate Fully Amortizing            95.12%           0.00%           65.10%
 1-YR CMT                                0.00%          47.13%           15.25%
 6-Month LIBOR                           0.00%          48.15%           15.31%
 Other                                   0.00%           4.72%            0.80%
-------------------------------------------------------------------------------
Gross Margin
------------
Weighted Average (Arms Only)                             3.65%            4.34%
Fixed Rate Mortgage Loans              100.00%            N/A            68.51%
Up to 2.999%                                            50.08%           15.73%
3.000% - 3.999%                                          3.39%            1.08%
4.000% - 4.999%                                         11.03%            3.48%
5.000% - 5.999%                                         22.97%            7.25%
6.000% - 6.999%                                          8.58%            2.71%
7.000% - 7.999%                                          2.51%            0.79%
8.000% and above                                         1.44%            0.45%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF FEBRUARY 1, 2002.

-------------------------------------------------------------------------------
Loan Characteristic                   Fixed Pool      Adjustable     Total Pool
-------------------------------------------------------------------------------
Maximum Interest Rate
---------------------
Weighted Average (Arms Only)                            12.47%           12.47%
Fixed Rate Mortgage Loans              100.00%           N/A             68.51%
Up to 11.999%                                           27.32%            8.60%
12.000% - 12.999%                                       14.76%            4.66%
13.000% - 13.999%                                        7.44%            2.35%
14.000% - 14.999%                                        8.17%            2.58%
15.000% - 12.999%                                       13.73%            4.32%
16.000% - 13.999%                                       20.16%            6.33%
17.000% - 14.999%                                        5.10%            1.61%
18.000% - 12.999%                                        1.67%            0.53%
19.000% - 13.999%                                        1.43%            0.45%
20.000% and above                                        0.21%            0.07%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Months to Next Rate Adjustment
------------------------------
Weighted Average (Arms Only)                            19.88            19.88
Fixed Rate Mortgage Loans              100.00%           N/A             68.51%
0-3                                                     22.71%            7.09%
4-7                                                     35.44%           11.18%
8-11                                                     4.75%            1.50%
12-15                                                    5.38%            1.71%
16-19                                                    2.45%            0.77%
20-23                                                    0.35%            0.11%
24-27                                                    1.92%            0.60%
28-31                                                    3.04%            0.96%
32-35                                                    3.11%            0.98%
40-43                                                    1.20%            0.38%
44-47                                                    2.68%            0.85%
48+                                                     16.98%            5.36%
-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
Loan Characteristic                   Fixed Pool      Adjustable     Total Pool
-------------------------------------------------------------------------------
Maximum Interest Rate
---------------------
Weighted Average (Arms Only)                            12.47%           12.47%
Fixed Rate Mortgage Loans              100.00%           N/A             68.51%
Up to 11.999%                                           27.32%            8.60%
12.000% - 12.999%                                       14.76%            4.66%
13.000% - 13.999%                                        7.44%            2.35%
14.000% - 14.999%                                        8.17%            2.58%
15.000% - 12.999%                                       13.73%            4.32%
16.000% - 13.999%                                       20.16%            6.33%
17.000% - 14.999%                                        5.10%            1.61%
18.000% - 12.999%                                        1.67%            0.53%
19.000% - 13.999%                                        1.43%            0.45%
20.000% and above                                        0.21%            0.07%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Months to Next Rate Adjustment
------------------------------
Weighted Average (Arms Only)                            19.88%           19.88
Fixed Rate Mortgage Loans              100.00%           N/A             68.51%
0-3                                                     22.71%            7.09%
4-7                                                     35.44%           11.18%
8-11                                                     4.75%            1.50%
12-15                                                    5.38%            1.71%
16-19                                                    2.45%            0.77%
20-23                                                    0.35%            0.11%
24-27                                                    1.92%            0.60%
28-31                                                    3.04%            0.96%
32-35                                                    3.11%            0.98%
40-43                                                    1.20%            0.38%
44-47                                                    2.68%            0.85%
48+                                                     16.98%            5.36%
-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.